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                                                                     EXHIBIT 4.1
LOGO
INTERNAP NETWORK SERVICES CORPORATION
INCORPORATED UNDER THE LAWS OF THE STATE OF WASHINGTON

CUSIP

SEE REVERSE FOR CERTAIN DEFINITIONS


THIS CERTIFIES THAT

is the owner of

FULLY-PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $.001 PAR VALUE, OF INTERNAP NETWORK SERVICES CORPORATION
(the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are subject to all of the terms and conditions contained in the Amended and Restated Articles of Incorporation and the Amended and Restated Bylaws of the Corporation and all amendments thereto to all of which the holder hereof assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Dated:

Chief Executive Officer


Secretary and Chief Financial Officer

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
(NEW YORK, NY)
TRANSFER AGENT AND REGISTRAR
BY
AUTHORIZED SIGNATURE


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INTERNAP NETWORK SERVICES CORPORATION

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -
TEN ENT -
JT TEN -

as tenants in common
as tenants by the entireties
as joint tenants with right
of survivorship and not as
tenants in common

UNIF GIFT MIN ACT-          Custodian
                                             (Cust)
(Minor)
                                 under Uniform Gifts to Minors
                                 Act
(State)

            For Value Received,                                       hereby
sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING  ZIP CODE OF ASSIGNEE)

Shares

of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney


to transfer the said stock on the books of the within named Company with full power of substitution in the premises.
Dated

NOTICE:

THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF
THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH


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MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO
S.E.C. RULE 17Ad-15.



KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.